UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

BARNWELL INDUSTRIES, INC.

 ___________________

Notice of 2024 Annual Meeting of Stockholders

___________________

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on May 20, 2024, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations, the “2024 Annual Meeting”), for the following purposes:

(1)	the election of directors named herein to serve until the next annual meeting of stockholders and until their respective successors may be elected and qualified;

(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2024; and

(3)	transacting any other business which may properly come before the 2024 Annual Meeting.

Only stockholders of record at the close of business on April 1, 2024, are entitled to notice of, and to vote at, the 2024 Annual Meeting. If you have received this notice by mail, the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2023, as amended, which includes consolidated financial statements, is enclosed herewith, and it is otherwise available for viewing and printing on www.proxyvote.com and under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

We will be pleased to have you attend the 2024 Annual Meeting. However, if you are unable to do so, please sign and return the accompanying proxy card in the enclosed addressed envelope or vote by telephone or via the Internet. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations.

If you have any questions or require any additional information concerning this Proxy Statement, please contact the Company at the address set forth on page 26 below.

By Order of the Board of Directors,

/s/ Alex C. Kinzler ALEXANDER C. KINZLER Secretary

Dated: April 2, 2024

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 20, 2024:

This Notice of the 2024 Annual Meeting of Stockholders, the accompanying proxy statement, the form of proxy card and Barnwell’s 2023 Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended by Form 10-K/A Amendment No. 1, are being mailed to stockholders who have requested hard copies on or after April 2, 2024.

These materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2024 ANNUAL MEETING	1
SOLICITATION AND REVOCATION OF PROXIES	5
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
NOMINEES TO THE BOARD OF DIRECTORS	8
BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT	13
COMPENSATION COMMITTEE	13
NAMED EXECUTIVE OFFICERS OF THE COMPANY	14
EXECUTIVE COMPENSATION	14
DIRECTOR COMPENSATION	17
AUDIT COMMITTEE	18
REPORT OF THE AUDIT COMMITTEE	19
EXECUTIVE COMMITTEE	20
NOMINATING COMMITTEE	20
RESERVES COMMITTEE	21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024	24
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24
CODE OF ETHICS	25
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING	25
GENERAL	27

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GENERAL INFORMATION

The Board of Directors (the “Board”) of Barnwell Industries, Inc. (“Barnwell” or the “Company”) is soliciting the enclosed proxy to be used at the Company’s 2024 Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders. The proxy statement, proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended by Form 10-K/A Amendment No. 1 (together, the “2023 Annual Report”) are being distributed or made available to the Company’s stockholders on or about April 2, 2024.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
2024 ANNUAL MEETING

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the 2024 Annual Meeting.

Q:	Who can vote at the 2024 Annual Meeting?

A:	Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on April 1, 2024 (the “Record Date”) will be entitled to vote at the 2024 Annual Meeting. On the Record Date, 10,056,074 shares of Common Stock were issued and outstanding.

Q:	How many shares must be present to conduct the 2024 Annual Meeting?

A:	We must have a “quorum” present in person or by proxy to hold the 2024 Annual Meeting. A quorum is a majority of the issued and outstanding shares entitled to vote as of the Record Date. Shares are counted as present at the 2024 Annual Meeting if a stockholder entitled to vote is present at the 2024 Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	Why did I receive a one-page notice (the “Notice of Internet Availability of Proxy Materials”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	The rules and regulations of the Securities and Exchange Commission (the “SEC”) allow companies to furnish proxy materials by providing access to such documents on the Internet instead of mailing a printed copy of proxy materials to each stockholder of record. Stockholders who previously requested to receive printed copies of proxy materials by mail will continue to receive them by mail. Stockholders who have not previously indicated a preference for printed copies of proxy materials are receiving the Notice. Notice of Internet Availability of Proxy Materials provides instructions on how to access and review all of the proxy materials and how to submit your proxy via the Internet. If you would like to receive a printed or e-mail copy of the proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

Q:	How can you vote before the 2024 Annual Meeting?

A:	We encourage stockholders to submit their votes in advance of the 2024 Annual Meeting. To submit your votes by Internet, follow the instructions on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you received your materials by mail, you can also vote by telephone or simply complete and return the proxy or voting instruction form in the envelope provided. If you vote in advance using one of these methods, you are still welcome to attend the 2024 Annual Meeting and vote in person.

Q:	How can you vote in person at the 2024 Annual Meeting?

A:	Stockholders who hold shares directly with the Company may attend the 2024 Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf. If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card from that institution in advance of the 2024 Annual Meeting and bring it with you to hand in along with the ballot that will be provided.

Q:	How are the votes counted?

A:	You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the 2024 Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of Weaver and Tidwell, L.L.P.

Q:	How many votes are needed to have the proposals pass?

A:	Proposal 1 - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the 2024 Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Broker discretionary voting is not allowed for this proposal. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal 2 - Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the 2024 Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal or they may abstain. Broker discretionary voting is allowed for this proposal. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this proposal.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

1.	giving timely written notice of the revocation to our Secretary,
2.	executing and delivering a proxy card with a later date, or
3.	voting in person at the meeting.

Q:	How would my proxy be voted on other matters?

A:	The Board is not aware of any matters that are expected to come before the 2024 Annual Meeting other than those referred to in this Proxy Statement. The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1 and 2 as may properly come before the 2024 Annual Meeting.

Q:	What is the board of directors’ voting recommendation?

A:	For the reasons set forth in more detail later in the Proxy Statement, the Board recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 (Proposal No. 2) which selection was made by the Company’s audit committee. The Board recommends a vote FOR Proposal No. 2.

Q:	Who will pay for the costs of this proxy solicitation?

A:	The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. They will not receive any additional compensation for these activities.

Q:	Who can answer my questions?

A:	Your vote at the 2024 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please contact the Company at its contact information listed below.

Q:	What is “householding” and how does it affect me?

A:	The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address and the same last name (or the company reasonably believes that they all are members of the same family) by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers engage in householding, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or the Company that proxy materials will be sent in the householding manner to the stockholder’s address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer to receive separate proxy materials, they should notify their broker if their shares are held in a brokerage account, or the Company if they hold registered shares. The Company will deliver promptly upon written or oral request a separate copy of the Notice, the 2023 Annual Report, or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. To request the start or end of householding, stockholders should notify their broker or the Company. Any such written notice directed to the Company should be addressed to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Q:	How can I find out the results of the voting at the 2024 Annual Meeting?

A:	We plan to announce preliminary voting results at the 2024 Annual Meeting. We will report final voting results in a filing with the SEC within four business days of the 2024 Annual Meeting.

Q:	What happens if the 2024 Annual Meeting is postponed or adjourned?

A:	Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 500

HONOLULU, HAWAII 96813

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2024

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders in connection with the 2024 Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on May 20, 2024, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “2024 Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the 2024 Annual Meeting for the purposes set forth in the Notice of the 2024 Annual Meeting of Stockholders.

Barnwell is using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, on or about April 2, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability of Proxy Materials”) in lieu of a paper copy of the proxy materials (including the form of proxy card, this Proxy Statement and our 2023 Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended by Form 10-K/A Amendment No. 1 (together, the “2023 Annual Report”) (the foregoing materials, collectively, the “Proxy Materials”)). We also provided access to our Proxy Materials over the Internet beginning on April 2, 2024. The Notice of Internet Availability of Proxy Materials contained instructions on how to access the Proxy Statement and the 2023 Annual Report and how to vote online or by telephone using a toll-free number. Subsequent to receiving the Notice of Internet Availability of Proxy Materials, all stockholders have the ability to access the Proxy Materials over the Internet and request to receive a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet or request to receive a paper copy can be found on the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

The Proxy Materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell. If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted: FOR Proposal No. 1, the election of directors recommended by the Board and FOR Proposal No. 2, the ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials, the Notice of Internet Availability of Proxy Materials and any additional information furnished to stockholders. Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation by these means may be followed by solicitation in person, or by telephone, e-mail or facsimile, by directors, officers and other employees of Barnwell without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies. Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Board of Directors currently consists of 5 persons. The Board of Directors has nominated the 5 persons listed below to be elected as directors at the 2024 Annual Meeting. Accordingly, stockholders may not vote their shares for a greater number of persons than the nominees named below. Each director elected at the 2024 Annual Meeting will serve, subject to the provisions of the Company’s Bylaws, until the next annual meeting of shareholders or until his or her successor is duly elected and qualified. The names and ages of the nominees proposed for election as directors, all of whom are presently directors of the Company, together with certain information concerning the nominees, are set forth below.

On January 21, 2023, the Company entered into a Cooperation and Support Binding Term Sheet (the “Current Cooperation Agreement”) with Alexander C. Kinzler, MRMP-Managers LLC, the Ned L. Sherwood Revocable Trust, NLS Advisory Group, Inc. and Ned L. Sherwood (collectively, the “MRMP Stockholders”), with respect to the potential proxy contest pertaining to the election of directors to the Board at the 2023 Annual Meeting. Pursuant to the terms of the Current Cooperation Agreement, and subject to customary nominating and appointment procedures, on February 9, 2023, the Company appointed Joshua S. Horowitz and Laurance E. Narbut to the Board. Additionally, pursuant to the terms of the Current Cooperation Agreement, the Company agreed to nominate Mr. Kinzler, Kenneth Grossman, Douglas Woodrum, and Messrs. Horowitz and Narbut as candidates for election to the Board at the 2023 Annual Meeting and the 2024 annual meeting of stockholders. Pursuant to the terms of the Current Cooperation Agreement, Mr. Kinzler and the MRMP Stockholders have agreed to vote their respective shares of common stock of the Company in favor of the election of the Company’s slate of director nominees at the 2023 Annual Meeting and 2024 annual meeting of stockholders.

Our Board of Directors recommends a vote FOR the election of each of the following five people as directors of the Company. After consideration of each nominee’s qualifications, skills and experience, as well as his or her prior contributions to our Board, the Board believes that each nominee should continue to serve on the Board.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the 2024 Annual Meeting, one or more of the director nominees has become unavailable to serve, the shares represented by proxies will be voted for the remaining nominees and for any substitute director nominee or nominees designated by the Board. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve.

Director nominees are elected by stockholders by the affirmative vote of the holders of a plurality of our shares of common stock represented at the 2024 Annual Meeting in person or by proxy, as more fully described under “Questions and Answers About the Proxy Materials and the 2024 Annual Meeting” of this Proxy Statement.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held seven meetings during the fiscal year ended September 30, 2023, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on two occasions out of the presence of management during the fiscal year ended September 30, 2023.

The following table sets forth, as to the nominees for election as directors: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations
Kenneth S. Grossman[1]	2020	68	Director since 2020. Vice Chairman of the Board of the Company since April 1, 2024 and from May 11, 2021 to June 30, 2022. Chairman of the Board of the Company from January 21, 2023 to March 31, 2024 and from April 15, 2020 to May 10, 2021. Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged as a professional investor and the management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as leading investors and partners with respect to distressed and other capital-challenged “special situation” companies. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently a board member and/or special advisor for Concise Capital Management and a director of Performance Sports Group, Inc., Buffalo Armory, LLC and Nebraska Book Co, Inc.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Joshua S. Horowitz[1]	2023	46	Director since 2023. Portfolio Manager at Palm Management (US) LLC. Mr. Horowitz has held senior positions at Inverlochy Capital, an asset management firm, and Berggruen Holdings, the family office of Nicolas Berggruen. He began his career at Crossway Partners, a value strategy investment partnership. Mr. Horowitz holds a BS in Management, magna cum laude, from Binghamton University and also studied at the Bath School of Management in the United Kingdom. Mr. Horowitz previously served as a Director of The Lincoln General Insurance Company (private), as well as 1347 Capital Corp (Nasdaq: TFSC), and is currently a Director and Chair of the Finance Committee of Limbach Holdings (Nasdaq: LMB), a $500m mechanical engineering concern. Since December 2023, he has served as Chairman of the Board of BK Technologies Corporation (NYSE: BKTI), a wireless communications company focused on the public safety market. He was formerly on the Board of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Minim, Inc. (Nasdaq: MINM), and Interim Chairman of the Board of Birner Dental Management Services, Inc. (OTC: BDMS), where he led the Company’s sale to Mid Atlantic Dental Partners. Mr. Horowitz also was a Board Observer at Biomerica, Inc. (Nasdaq: BMRA). Mr. Horowitz’s background in management and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company and his experience on numerous boards bring significant strategic, consensus-building and management skills to the Company.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Alexander C. Kinzler	1999	66	Director since 1999. Executive Chairman of the Board since April 1, 2024. Chief Executive Officer of the Company from December 2016 to March 31, 2024. President and Chief Operating Officer of the Company from December 2002 to March 31, 2024 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Secretary and General Counsel, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company. He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.
Laurance E. Narbut[1]	2023	52	Director since 2023. Mr. Narbut is the founder and Managing Partner of Acceleration Resources LLC, a private equity firm focusing on lower/middle market upstream energy sector since 2013. Mr. Narbut has held senior positions at Passport Capital, Richmond Financial, SUN Capital Partners, Credit Suisse First Boston, and the Parthenon Group. At Passport Capital, Mr. Narbut was a portfolio manager for the energy strategy, investing across multiple funds and focused on upstream oil & gas and energy service investments. Mr. Narbut attended Harvard Business School and the University of Pennsylvania. Mr. Narbut’s strong background in business, finance, energy strategy and energy investing brings to the Board deep insight into the Company’s primary upstream oil and gas business as well as the evaluation and financing of a variety of businesses business opportunities.
Douglas N. Woodrum[1]	2020	66	Director since 2020. Director of Liberated Syndication, Inc., a podcast hosting and targeted advertising company from 2021 to present. Director of MarkerScout, a private insurance distribution and underwriting company from 2002 to June 2023. Chief Financial Officer and Director of ChinaCast Education Corporation, a post- secondary and e-learning service provider in China from 2012-2016. Mr. Woodrum was appointed Director of ChinaCast Education Corporation, a China-based post-secondary education enterprise in January 2012 and was appointed CFO in March 2012. Shortly after being appointed CFO, Mr. Woodrum discovered fraud. From 2012-2016 Mr. Woodrum assisted in the recovery of several million dollars for its creditors. In late 2016 the shareholders and creditors requested and approved a Chapter 11 bankruptcy filing. From 2016-2018, during the bankruptcy period, Mr. Woodrum led the recovery of several additional millions of dollars for ChinaCast's creditors. In late 2018, ChinaCast received court approval to close the bankruptcy proceedings. Portfolio analyst of Jayhawk Capital Management, a private equity firm focused on small and medium-sized businesses operating in China from 2006 - 2009. Chief Financial Officer of CNET Networks, Inc., a publicly traded on-line media company from 1997 - 2005. Chief Financial Officer of Heritage Media Corporation, a publicly traded diversified media company from 1993 - 1996. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.

[1]	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter. The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member. If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee. The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board. Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Board will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting. For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Submission of Stockholder Proposals for the 2025 Annual Meeting.” Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

●            a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

●            the candidate’s name, age, contact information and current principal occupation or employment;

●           the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

●            at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed under the heading “Submission of Stockholder Proposals for the 2025 Annual Meeting”, to the attention of Alexander C. Kinzler, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the 2024 Annual Meeting. All five members of the Board of Directors attended the 2023 Annual Meeting of Stockholders of the Company, of which one attended in person and four attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Alexander C. Kinzler became Executive Chairman of the Board (the “Chairman of the Board”) on April 1, 2024, replacing Mr. Kenneth S. Grossman, who was Chairman of the Board from January 21, 2023 to March 31, 2024 and who became Vice Chairman of the Board on April 1, 2024. Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Craig D. Hopkins to handle the complexities of his role as Chief Executive Officer while allowing Mr. Alexander C. Kinzler to provide leadership on policy at the Board level. Although the roles of Chief Executive Officer and Chairman of the Board are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time. This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman of the Board and Chief Executive Officer roles when necessary. Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person. At other times, they have been held by different individuals. In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

A primary function of the Board is risk oversight. The Board administers its risk oversight function both as a whole and through its committees. The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. Other Board committees also consider and address risk as they perform their committee responsibilities. For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Grossman, Chairman, and Messrs. Horowitz and Woodrum. The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held one meeting during the fiscal year ended September 30, 2023. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has three executive officers (the “Named Executive Officers”). The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2023 and Mr. Craig D. Hopkins, who was appointed as the Company’s Chief Executive Officer and President as of April 1, 2024, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Craig D. Hopkins	50	Chief Executive Officer and President since April 1, 2024. President of Octavian Oil, Ltd. since March 1, 2017, President and Chief Operating Officer of Barnwell of Canada, Limited since July 1, 2020. Octavian Oil, Ltd. and Barnwell of Canada, Limited are wholly-owned subsidiaries of Barnwell Industries, Inc.
Russell M. Gifford	69	Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. Secretary from December 2002 to March 31, 2024. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.
Alexander C. Kinzler	66	Secretary since April 1, 2024. General Counsel since December 2001. Chief Executive Officer from December 2016 until March 31, 2024. President and Chief Operating Officer from December 2002 until March 31, 2024.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2023 and September 30, 2022 to (1) Craig D. Hopkins, our Chief Executive Officer and President as of April 1, 2024 (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer and Treasurer and until April 1, 2024, Secretary and (3) Alexander C. Kinzler, our Secretary and General Counsel and who was our Chief Executive Officer, President and Chief Operating Officer until April 1, 2024.

No Named Executive Officer was granted a stock award in fiscal year 2023 or 2022, nor received above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified. As a result, such columns have been omitted.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	All Other Compen-sation ($)[2]	Total ($)
Craig D. Hopkins[3] Chief Executive Officer and President	2023 2022	140,923 148,808	57,853 117,480	- -	- -	- -	198,776 266,288
Russell M. Gifford Executive Vice President, Chief Financial Officer and Treasurer	2023 2022	280,000 280,000	33,750 85,000	- -	- -	- -	313,750 365,000
Alexander C. Kinzler[4] Chief Executive Officer, President, Chief Operating Officer, Secretary and General Counsel	2023 2022	253,750 280,000	37,500 -	- -	- 85,000	37,059 44,070	328,309 409,070

Outstanding Equity Awards At Fiscal Year-End 2023

The following Outstanding Equity Awards At Fiscal Year-End 2023 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2023 to each Named Executive Officer.

[2]	This amount represents directors’ fees and perquisites received with respect to medical insurance.

[3]	All ($) amounts with respect to Mr. Hopkins are the U.S. Dollar equivalent of compensation paid in Canadian Dollars. Mr. Hopkins became a Named Executive Officer as of April 1, 2024 when he was appointed as the Company’s Chief Executive Officer and President. These amounts related to his previous roles with the Company as President of Octavian Oil Ltd. and President and Chief Operating Officer of Barnwell of Canada. Mr. Hopkins’s salary as Chief Executive Officer of the Company, effective April 1, 2024, is $196,600 which is the U.S. Dollar equivalent of C$265,000.

[4]	Alexander C. Kinzler was Chief Executive Officer and President for all of our 2023 fiscal year.

No Named Executive Officer held unvested stock awards at fiscal year-end 2023. As a result, the relevant columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Craig Hopkins	40,000 shares of Common Stock	20,000 shares of Common Stock[5]	3.33	02/2031
Russell M. Gifford	40,000 shares of Common Stock	20,000 shares of Common Stock[6]	3.33	02/2031
Alexander C. Kinzler	40,000 shares of Common Stock	20,000 shares of Common Stock[5]	3.66	02/2026

The Company maintains a defined benefit pension plan (“Pension Plan”) for its eligible employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service. Since December 31, 2019, future benefit accruals for all participants under the Pension Plan have been frozen. Consequently, new employees of the Company are no longer eligible to enter the Pension Plan as participants. Mr. Kinzler and Mr. Gifford are participants in the Pension Plan.

The Company also has a Supplemental Executive Retirement Plan (“SERP”) in order to provide an additional incentive to the Company’s executive officers to remain with the Company. Since December 31, 2019, future benefit accruals for all participants under the SERP have been frozen. Consequently, current participants in the SERP no longer accrue new benefits under the SERP and new employees of the Company are no longer eligible to enter the SERP as participants. Mr. Kinzler and Mr. Gifford are participants in the SERP.

[5]	Subject to the conditions set forth in the option, 33 1/3% of the option shall become vested and exercisable on each of the first 3 anniversaries of the grant date of February 9, 2021.

[6]	Subject to the conditions set forth in the option, 33 1/3% of the option shall become vested and exercisable on each of the first 3 anniversaries of the grant date of February 9, 2021.

The Company also had maintained a Postretirement Medical Insurance Benefit Plan as an additional incentive to the Company’s senior officers in the U.S. to remain with the Company. During fiscal 2021, the Postretirement Medical Insurance Benefit Plan was terminated.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $100,000, half of which is paid by cash and half of the value of which is paid by grant of Restricted Stock Units (“RSU”) and are reimbursed for expenses incurred in connection with meeting attendance.

Director Compensation

The following Director Compensation table sets forth information with regard to the Board of Directors (other than Mr. Kinzler an officer of the Company) with regard to compensation paid to them during the fiscal year ended September 30, 2023.

No non-employee members of the Board of Directors earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings in fiscal year 2023. As a result, the relevant columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation[7] ($)	Total ($)
Kenneth S. Grossman	94,998	84,626[8]	3,750	183,374
Joshua S. Horowitz	31,000	24,626[9]	-	55,626

[7]	These amounts represent fees for services provided as a trustee of the Company’s pension plan.

[8]	In May 2023, the Company’s Board of Directors approved and ratified the payment of one-time special director fees to Mr. Grossman for his services on behalf of the Company and the Board of Directors pertaining to the negotiations of a cooperation agreement and the settlement of the potential proxy contest. Mr. Grossman received a one-time special director fee of $100,000, which was paid in $40,000 cash and a stock grant of 22,728 shares of Barnwell common stock valued at $60,000. Additionally, Mr. Grossman received a grant by the Board of Directors on June 9, 2023 of 9,328 restricted stock units valued at $24,626 as partial payment of fiscal 2023 director fees for his service as member of the Board of Directors from the period of April 1, 2023 to September 30, 2023.

[9]	Represent a grant by the Board of Directors on June 9, 2023 of 9,328 restricted stock units valued at $24,626 to the independent directors of the Board as partial payment of fiscal 2023 director fees for their service as members of the Board of Directors from the period of April 1, 2023 to September 30, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation[7] ($)	Total ($)
Francis J. Kelly[10]	12,000	-	-	12,000
Philip J. McPherson[11]	16,500	-	3,750	20,250
Peter J. O’Malley[12]	21,000	-	3,750	24,750
Laurance E. Narbut	31,000	24,626[8]	-	55,626
Bradley M. Tirpak[13]	18,000	-	-	18,000
Douglas N. Woodrum	70,499	54,626[14]	-	125,125

AUDIT COMMITTEE

The members of the Audit Committee are Mr. Woodrum, Chairman, and Messrs. Grossman and Horowitz. All of the members of the Audit Committee are independent (as independence is defined in Section 803(A) of the NYSE American listing standards). The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. Woodrum, who fulfilled the CPA exam requirements in 1981, but is not a qualified or practicing CPA, is a financial expert based on his degree in finance and experience as Chief Financial Officer of a public company. Mr. Woodrum, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2023, the Audit Committee held four meetings.

[10]	Mr. Kelly was not nominated for re-election as a director at the Annual Meeting of Stockholders on April 17, 2023.

[11]	Mr. McPherson was not nominated for re-election as a director at the Annual Meeting of Stockholders on April 17, 2023.

[12]	Mr. O’Malley was not nominated for re-election as a director at the Annual Meeting of Stockholders on April 17, 2023.

[13]	Mr. Tirpak was not nominated for re-election as a director at the Annual Meeting of Stockholders on April 17, 2023.

[14]	In May 2023, the Company’s Board of Directors approved and ratified the payment of one-time special director fees to Mr. Woodrum for his services on behalf of the Company and the Board of Directors pertaining to the negotiations of a cooperation agreement and the settlement of the potential proxy contest. Mr. Woodrum received a one-time special director fee of $50,0000, which was paid in $20,000 cash and a stock grant of 11,363 shares of Barnwell common stock valued at $30,000. Additionally, Mr. Woodrum received a grant by the Board of Directors on June 9, 2023 of 9,328 restricted stock units valued at $24,626 as partial payment of fiscal 2023 director fees for his service as member of the Board of Directors from the period of April 1, 2023 to September 30, 2023.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented. Weaver and Tidwell, L.L.P. has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P. its independence. The committee also concluded that Weaver and Tidwell, L.L.P.’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair Weaver and Tidwell, L.L.P.’s independence. Based upon its discussions with management and with Weaver and Tidwell, L.L.P., the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Audit Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2023 totaled $387,338. For the comparable services provided for the fiscal year ended September 30, 2022, the aggregate fees billed to the Company totaled $335,781.

Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2023 totaled $3,505. For the comparable services provided for the fiscal year ended September 30, 2022, the aggregate fees billed to the Company totaled $15,423.

All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for fees other than Audit Fees and Tax fees

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Douglas N. Woodrum, Chairman

Kenneth S. Grossman

Joshua S. Horowitz

EXECUTIVE COMMITTEE

Currently, there are no Directors appointed to the Executive Committee. The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws. During the fiscal year ended September 30, 2023, the Executive Committee held no meetings.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. Horowitz, Chairman, and Messrs. Grossman and Woodrum. During the fiscal year ended September 30, 2023, the Nominating Committee held one meeting. The purpose of the Nominating Committee is to identify and select or recommend qualified nominees to be elected to the Board of Directors at the annual meeting of stockholders (consistent with criteria approved by the Board of Directors), identify, select or recommend qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors) and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating Committee.

RESERVES COMMITTEE

The members of the Reserves Committee are Mr. Kinzler, Chairman, and Messrs. Narbut and Woodrum. During the fiscal year ended September 30, 2023, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions that occurred during fiscal years 2022 and 2023 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 4, 2024, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[15]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	867,544	8.7%

[15]	A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[15]	Percent Of Class
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	2,767,454[16]	27.6%
Alexander C. Kinzler	1100 Alakea Street, Suite 500 Honolulu, Hawaii	999,500[17]	9.7%
Joshua S. Horowitz	1100 Alakea Street, Suite 500 Honolulu, Hawaii	295,592[18]	2.9%
Douglas N. Woodrum	1100 Alakea Street, Suite 500 Honolulu, Hawaii	170,691[16]	1.7%
Russell M. Gifford	1100 Alakea Street, Suite 500 Honolulu, Hawaii	160,000[16]	1.6%
Kenneth S. Grossman	1100 Alakea Street, Suite 500 Honolulu, Hawaii	117,056[16]	1.1%
Laurance E. Narbut	1100 Alakea Street, Suite 500 Honolulu, Hawaii	9,328	*

[16]	Represents shares held as of November 29, 2023 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 2,767,454 shares of Common Stock of the Company, which includes (i) 2,529,416 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[17]	Includes shares underlying options that are exercisable: 60,000, for Mr. Kinzler; 60,000, for Mr. Gifford; 60,000, for Mr. Grossman, 50,000, for Mr. Woodrum; and 60,000, for Mr. Hopkins.

[18]	Includes 253,180 shares held by Palm Global Small Cap Master Fund LP ("Palm Global") and 42,412 shares held directly by Mr. Horowitz. Palm Management (US) LLC, as the investment manager of Palm Global may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Due to his position with Palm Global and Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Mr. Horowitz expressly disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

*	Represents less than 1% of the outstanding shares of Common Stock of the Company.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[15]	Percent Of Class
Craig D. Hopkins	1100 Alakea Street, Suite 500 Honolulu, Hawaii	65,000[16]	*
All directors and executive officers as a group (8 persons)		1,817,167[16]	17.6%

[16]	Represents shares held as of November 29, 2023 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 2,767,454 shares of Common Stock of the Company, which includes (i) 2,529,416 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024

The Audit Committee has appointed Weaver and Tidwell, L.L.P. to serve as our independent registered public accounting firm for fiscal year 2024. Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since 2020 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm is not required, the Board of Directors is submitting the appointment of Weaver and Tidwell, L.L.P. to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm. In addition, even if the stockholders ratify the appointment of Weaver and Tidwell, L.L.P., the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. We are asking our stockholders to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for fiscal year 2024.

Weaver and Tidwell, L.L.P. expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2024.

The Board recommends a vote FOR the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that, other than a Form 4 filing made by Ned L. Sherwood on September 13, 2023, all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer. The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for the 2025 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our Bylaws, as appropriate, to see all applicable information.

Under SEC rules and our Bylaws, if a stockholder wants us to include a proposal in our 2024 proxy materials for presentation at our 2025 Annual Meeting of Stockholders, then, as described below, the proposal must be received at our principal executive offices.

	Proposals for inclusion in the 2025 Proxy Statement	Other proposals/nominees to be presented at the 2025 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2025 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Securities Exchange Act	Stockholders may present proposals for business to be considered or proposals for director nominations directly at the 2025 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article I, Section 1.13 of our Bylaws.*
When proposal must be received by the Company	No later than February 19, 2025

No earlier than January 20, 2025, and no later than
February 19, 2025.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Barnwell’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Barnwell’s nominees) no later than March 21, 2025.

Where to send	Delivered to, or be mailed and received at the Company’s principal executive offices: Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813
What to include	The information required by Rule 14a-8 of the Exchange Act	The information required by our Bylaws including, without limitation, the following information with respect to stockholder director nominees (among other matters): (i) the proposing person’s notice, (ii) the nominee’s written questionnaire with respect to the background and qualifications of such nominee including all information related to the candidate that is required to be disclosed in a proxy statement or other filings in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act and related rules and regulations, and (iii) a representation from the nominee that he or she is not party to and will not become a party to any agreement about how such person will act or vote on Board matters that has not been disclosed to the Company, (iv) disclosure of any agreement or arrangement with any person, other than the Company, to any direct or indirect compensation, reimbursement or indemnification for service as a Board member.
*	Our Bylaws are available upon request by writing to: Barnwell Industries, Inc., Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813

GENERAL

No business other than those set forth in Items (1), (2) and (3) of the Notice of the 2024 Annual Meeting is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Stockholders may obtain a copy, without charge, of the Company’s 2023 Annual Report, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “Investors” and “SEC Filings” tabs at the Company’s website (www.brninc.com)

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s 2023 Annual Report on Form 10-K for the year ended September 30, 2023, as amended by Form 10-K/A Amendment No. 1, and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and the Company does not intend to update this information.

By Order of the Board of Directors,

/s/ Alex C. Kinzler
ALEXANDER C. KINZLER Secretary

Dated: April 2, 2024

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BARNWELL INDUSTRIES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34132-P08793 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARNWELL INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kenneth S. Grossman
02) Joshua S. Horowitz
03) Alexander C. Kinzler
04) Laurance E. Narbut
05) Douglas N. Woodrum

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2023.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

V34133-P08793

BARNWELL INDUSTRIES, INC.
Annual Meeting of Stockholders
May 20, 2024 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Alexander C. Kinzler and Russell M. Gifford, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii on May 20, 2024, at 9:00 AM, Hawaii Standard Time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommend where a choice is not specified.

Continued and to be signed on reverse side